UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

Foldera, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-118799	20-0375035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd., Suite 1500 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 766-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Foldera, Inc. (the “Company”) approved an amendment to the Foldera, Inc. 2005 Stock Option Plan (the “Plan”) on December 6, 2007 to, among other things, increase the number of shares of common stock reserved for issuance under the Plan from 12,000,000 to 18,800,000. The foregoing description of the amendment is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

On December 6, 2007, the Board of Directors approved the grant of stock options pursuant to the Plan to the Company’s named executive officers and certain non-employee directors, which stock options will be evidenced by a Stock Option Agreement substantially in the form of Exhibit 10.2 attached hereto and incorporated herein by reference. The stock options vest over two years, with fifty percent vesting on December 6, 2008 and the remainder vesting ratably over the twelve months following December 6, 2008. The stock options have a ten year term and an exercise price of $0.15 per share, which is 150% of the closing price of the Company’s common stock on December 6, 2007 as reported on the Over-the-Counter Bulletin Board.

The options were granted to the Company’s named executive officers and non-employee directors in the following amounts:

Option Grants to Non-Employee Directors

Name	Number of Shares Underlying Grant

Danillo Cacciamatta	2,450,000
Jnan Dash	1,250,000

Option Grants to Named Executive Officers

Name	Position	Number of Shares Underlying Grant

Hugh Dunkerley	President and Chief Executive Officer	2,800,000
Reid Dabney	Chief Financial Officer	2,400,000

Also on December 6, 2007, the Board of Directors approved an amendment to the outstanding stock options under the Plan held by the Company’s named executive officers and non-employee directors to reduce the exercise price of such stock options to $0.15 per share. As discussed above, $0.15 per share is 150% of the closing price of the Company’s common stock on December 6, 2007 as reported on the Over-the-Counter Bulletin Board. Prior to such amendments, the outstanding stock options held by the Company’s named executive officers and non-employee directors under the Plan had an average exercise price of $0.51 per share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to 2005 Stock Option Plan.
10.2	Form of Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOLDERA, INC.

Date: December 11, 2007	By:
Reid Dabney
Senior Vice President and Chief Financial Officer